Exhibit 10.42

Execution Version

AMENDMENT NO. 2 AND WAIVER

AMENDMENT NO. 2 AND WAIVER dated as of January 26, 2015 (the “Amendment”) among GENERAL MARITIME CORPORATION (the “Issuer”), VLCC ACQUISITION I CORPORATION (the “Guarantor”, and together with the Issuer, the “Obligors”) and the purchasers (the “Purchasers”) executing this Amendment on the signature pages hereto under the Note and Guarantee Agreement referred to below.

Whereas, the Obligors and the purchasers whose name appears on Schedule A thereto are parties to a Note and Guarantee Agreement dated as of March 28, 2014 (as amended, modified and supplemented and in effect from time to time, the “Note and Guarantee Agreement”), pursuant to which the Issuer has issued the Senior Unsecured Notes due 2020 (as amended, modified and supplemented and in effect from time to time, the “Notes”).

Whereas, the Obligors and the Purchasers party hereto wish now to amend the Note and Guarantee Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1.  Definitions.  Except as otherwise defined in this Amendment, terms defined in the Note and Guarantee Agreement are used herein as defined therein.

Section 2.  Amendments.  Subject to the satisfaction of the conditions precedent specified in Section 7 below, but effective as of the date hereof, the Note and Guarantee Agreement is hereby amended as follows:

(a)  Section 8.1(d) of the Note and Guarantee Agreement is hereby amended by deleting the last sentence thereof in its entirety and replacing it with the following:

“With respect to any PIK Interest, on the applicable Interest Payment Date, commencing on the Interest Payment Date in November, 2014, such PIK Interest due to each holder shall automatically be added to the principal amount of the Note held by each holder; provided that any holder of the Notes may request that the Issuer authorize the issuance of and deliver to the holder of the Note, new Notes in the amount of the PIK Interest (rounded up to the nearest whole dollar) (the “PIK Notes”).  Beginning in May, 2015, on or prior to each Interest Payment Date, the Issuer shall deliver to each holder of a Note, a certificate certifying the amount of PIK Interest accrued as of such Interest Payment Date for such Note, substantially in the form of Exhibit 4.”

(b)                                 A new Exhibit 4 to the Note and Guarantee Agreement shall be added in the form attached as Exhibit A hereto.

Section 3.  References Generally.  References in the Note and Guarantee Agreement (including references to the Note and Guarantee Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Note and Guarantee Agreement as amended hereby.

Section 4.  Waiver.  The Purchasers hereby waive any Event of Default which would not be an Event of Default after giving effect to this Amendment.

Section 5.  Consent.  The parties hereto hereby consent and approve the amendments set forth in Section 2 and the waiver set forth in Section 4 hereof.

Section 6.  Representations and Warranties.  Each Obligor represents and warrants to the Purchasers, that (a) the representations and warranties set forth in Section 5 (as hereby amended) of the Note and Guarantee Agreement are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in said Section 5 to “this Agreement” included reference to this Amendment (it being agreed that it shall be deemed to be an Event of Default under the Note and Guarantee Agreement if any of the foregoing representations and warranties shall prove to have been incorrect in any material respect when made), and (b) after giving effect hereto, no Default or Event of Default has occurred and is continuing as of the date hereof.

Section 7.  Conditions Precedent.  The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon receipt by the Purchasers of (i) counterparts of this Amendment executed by each of the Obligors and (ii) certificates of an officer of the Issuer certifying the amount of PIK Interest accrued as of the Interest Payment Date in November, 2014, in form and substance satisfactory to the Purchasers.

Section 8.  Continuing Effectiveness.  As supplemented and modified by this Amendment, the Note and Guarantee Agreement is in all respects ratified and confirmed and the Note and Guarantee Agreement as so supplemented and modified shall be read, taken and construed as one and the same instrument, and all rights and remedies of the parties under the Note and Guarantee Agreement shall continue to be in full force and effect in accordance with the terms thereof, subject to the supplements and modifications made by this Amendment.  Each reference to the “Note and Guarantee Agreement” herein or in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be a reference to the Note and Guarantee Agreement, as supplemented and modified hereby.

Section 9.  Miscellaneous.  Except as herein provided, the Note and Guarantee Agreement shall remain unchanged and in full force and effect.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.  This Amendment and any right, remedy, obligation, claim, controversy, dispute or cause of action (whether in contract, tort or otherwise) based upon, arising out of or relating to this Amendment shall be governed by, and construed in accordance with, the law of the State of New York without regard to conflicts of law principles that would lead to the application of laws other than the law of the State of New York.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

GENERAL MARITIME CORPORATION

By:	/s/ Leonidas Vrondissis
Name: Leonidas Vrondissis
Title: Chief Financial Officer

VLCC ACQUISITION I CORPORATION

By:	/s/ Leonidas Vrondissis
Name: Leonidas Vrondissis
Title: Chief Financial Officer

Signature Page to Amendment and Waiver

BLUEMOUNTAIN CREDIT OPPORTUNITIES MASTER FUND I L.P.

By: BlueMountain Capital Management, LLC,
its investment manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Assistant GC/VP

Signature Page to Amendment and Waiver

BLUEMOUNTAIN LONG/SHORT CREDIT AND DISTRESSED REFLECTION FUND, A SUB-FUND OF AAI BLUEMOUNTAIN FUND PLC

By: BlueMountain Capital Management, LLC,
its investment manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Assistant GC/VP

Signature Page to Amendment and Waiver

BLUEMOUNTAIN KICKING HORSE FUND L.P.

By: BlueMountain Capital Management, LLC,
its investment manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Assistant GC/VP

Signature Page to Amendment and Waiver

BLUEMOUNTAIN TIMBERLINE LTD.

By: BlueMountain Capital Management, LLC,
its investment manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Assistant GC/VP

Signature Page to Amendment and Waiver

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICA V-SIF

By: BlueMountain Capital Management, LLC,
its investment manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Assistant GC/VP

Signature Page to Amendment and Waiver

BLUEMOUNTAIN GUADALUPE PEAK FUND L.P.

By: BlueMountain Capital Management, LLC,
its investment manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Assistant GC/VP

Signature Page to Amendment and Waiver

BLUEMOUNTAIN STRATEGIC CREDIT MASTER FUND L.P.

By: BlueMountain Capital Management, LLC,
its investment manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Assistant GC/VP

Signature Page to Amendment and Waiver

Exhibit A

EXHIBIT 4

[FORM OF PIK INTEREST CERTIFICATE]

OFFICER’S CERTIFICATE

OF

GENERAL MARITIME CORPORATION

                , 20

This Officer’s Certificate (this “Certificate”) is delivered pursuant to Section 8.1(d) of that certain Note and Guarantee Agreement, dated as of March 28, 2014 (as amended, restated, modified and/or supplemented from time to time, the “Note and Guarantee Agreement”), by and among General Maritime Corporation (“GMC”), as the Issuer, VLCC Acquisition I Corporation, as the Guarantor and the Purchasers from time to time party thereto.

The undersigned in his capacity as                                  of GMC, a company incorporated under the laws of the Marshall Islands, and with no personal liability to himself, hereby certifies that as of [May 15, 20    ][November 15, 20    ](1), (the “Accrual Date”), the fund set forth below has earned the following PIK Interest, as of and including the Accrual Date.

Fund Name	Principal Amount (as of the prior Interest Payment Date)	PIK Interest	Principal Amount (as of the Accrual Date)

GENERAL MARITIME CORPORATION

By:
Name:
Title:

(1)  Insert applicable Interest Payment Date.